THE MANAGERS FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS GLOBAL BOND FUND

Supplement dated December 21, 2007

to the Prospectus dated May 1, 2007

(as supplemented October 31, 2007, as supplemented December 7, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund (each a Fund and collectively the “Funds”), each a series of The Managers Funds (the “Trust”), contained in the Funds’ Prospectus dated May 1, 2007, as supplemented October 31, 2007 and December 7, 2007 (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved new contractual expense limitations with respect to the Funds. Effective January 1, 2008, Managers has contractually agreed, through at least May 1, 2009, to limit annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.48%, 1.77%, and 1.10% of average daily net assets for the Managers International Equity Fund, the Managers Emerging Markets Equity Fund, and the Managers Global Bond Fund, respectively. Prior to January 1, 2008, the Managers International Equity Fund, Managers Emerging Markets Equity Fund, and the Managers Global Bond Fund had contractual expense limitations of 1.55%, 1.79%, and 1.19%, respectively.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE